Exhibit 99.1

Deloitte & Touche LLP
Harborside Plaza 10, Suite 400
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Gracie Point, LLC

420 Lexington Avenue, Suite 2515

New York, New York 10017

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Gracie Point, LLC (the “Company”) and Truist Securities, Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of premium finance loans in connection with the proposed offering of Gracie Point International Funding Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 25, 2021, representatives of the Company provided us with a computer-generated premium finance loan data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of March 1, 2021, with respect to (i) 97 funded premium finance loans (the “Funded Loans”) and (ii) 38 unfunded premium finance loans (the “Unfunded Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Funded Loans relating to the premium finance loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.     Loan ID (for informational purposes only)

2.     Loan closing date

3.     Number of disbursements made

4.     Total commitment amount

5.     Next disbursement date

6.     Margin

7.     Minimum interest rate

8.     Current cash surrender value

9.     Current borrower cash reserve

10.   Policy issue date

11.    Current loan principal balance outstanding

12.    Current LIBOR rate

13.    All in interest rate

14.    Carrier credit rating – S&P (if applicable)

15.    Carrier credit rating – AM Best (if applicable)

16.    Carrier credit rating – Moody’s (if applicable)

17.    Current Letter of Credit amount (if applicable)

18.    Letter of Credit Issuer (if applicable)

19.    Borrower type

20.    Borrower state/jurisdiction

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Loan and Security Agreement.”

Member of
Deloitte Touche Tohmatsu Limited

We compared Characteristics 6. through 18. to the corresponding information set forth on or derived from the “Verification Agent Certificate.” Further, with respect to Characteristic 8., differences of $1.00 or less are deemed to be “in agreement.”

We compared Characteristics 19. and 20. to the corresponding information set forth on or derived from the Trust Agreement, Articles of Association, Certificate of Incorporation or other related correspondence (collectively, the “Formation Documents”).

The receivable documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Funded Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loans Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the premium finance loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the premium finance loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 19, 2021